United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 28, 2007
                                                        -----------------


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



               0-10652                                  94-2751350
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      (Commission File Number)              (IRS Employer Identification No.)


                   300 Park Marina Circle, Redding, CA    96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

         With effect as of January 1, 2007, the Board of Directors of the Registrant (North Valley Bancorp) has approved additional amendments to, and restatements of, the existing North Valley Bancorp Director Deferred Fee Plan, the North Valley Bancorp Executive Deferred Compensation Plan, and the North Valley Bancorp Salary Continuation Plan. Such amendments were adopted by the Board of Directors consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004, and United States Treasury regulations and other authoritative guidance issued in connection with Section 409A. Copies of the restated Plans are filed as exhibits to this report and are incorporated herein by this reference.

         The Director Deferred Fee Plan (adopted January 1, 2001, and last amended and restated effective January 1, 2005) is a non-qualified, unfunded director benefit plan in which the eligible director voluntarily elects to defer some or all of his or her current director fees in exchange for the Registrant's promise to pay a deferred benefit. This Plan is made available to outside directors only and amended and restated the former Director Deferred Fee Plan and Director Deferred Fee Agreements between North Valley Bank and specified directors that previously governed the fee deferrals contemplated under the Plan and elected by such directors. All fee deferrals elected by such directors, including deferrals prior to January 1, 2007, are compliant with Section 409A. The directors participating in the Plan, as amended and restated, are William W. Cox, Royce L. Friesen, Dan W. Ghidinelli, Kevin D. Hartwick, Roger B. Kohlmeier, Martin A. Mariani, Dolores M. Vellutini, and J. M. Wells, Jr.

         The Executive Deferred Compensation Plan (also adopted January 1, 2001, and last amended and restated effective January 1, 2005) is a non-qualified, unfunded executive benefit plan in which the eligible executive voluntarily elects to defer some or all of his or her current compensation in exchange for the Registrant's promise to pay a deferred benefit. This Plan is selectively made available to certain highly compensated employees and executives. The Plan amended and restated the former Executive Deferred Compensation Plan and Executive Deferred Compensation Agreements between North Valley Bank and specified executives that previously governed the compensation deferrals contemplated under the Plan and elected by such executives. All compensation deferrals elected by such executives, including deferrals prior to January 1, 2007, are compliant with Section 409A. The executives participating in the Plan, as amended and restated, as of January 1, 2007, are Michael J. Cushman, Sharon
L. Benson, Leo J. Graham, Gary S. Litzsinger, Scott R. Louis, Roger D. Nash, and Kevin R. Watson.

         Executives participating in the Executive Deferred Compensation Plan are also eligible to participate in certain benefits which vest over time under the provisions of the Salary Continuation Plain. These benefits are payable upon retirement (both normal and early retirement), death, disability or the change in control of the Registrant. The former Salary Continuation Agreements between North Valley Bancorp and each of Michael J. Cushman, Sharon L. Benson, Leo J. Graham, Gary S. Litzsinger, Scott R. Louis, Roger D. Nash, and Kevin R. Watson were replaced by the Salary Continuation Plan (effective January 1, 2005). The Salary Continuation Agreements that previously governed the salary continuation benefits are now covered by the Plan. All salary continuation benefits, including those that accrued prior to January 1, 2007, are compliant with
Section 409A.

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

Item 9.01.  Financial Statements and Exhibits.

         (c)        Exhibits

         99.124 North Valley Bancorp Director Deferred Fee Plan (Amended and Restated Effective January 1, 2007)

         99.125 North Valley Bancorp Executive Deferred Compensation Plan (Amended and Restated Effective January 1, 2007)

         99.126     North Valley Bancorp Salary Continuation Plan
                    (Amended and Restated Effective January 1, 2007)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTH VALLEY BANCORP



Dated:   February 28, 2007             By: /s/ LEO J. GRAHAM
                                           -------------------------------------
                                           Leo J. Graham
                                           General Counsel / Corporate Secretary




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